UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2021

KLX ENERGY SERVICES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38609	36-4904146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3040 Post Oak Boulevard, 15th Floor

Houston, Texas 77056

(Address of Principal Executive Offices) (Zip code)

(832) 844-1015

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	KLXE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

KLX Energy Services Holdings, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on June 8, 2021. At the Annual Meeting, stockholders were requested to: (i) elect two Class III Directors, each for a term that expires at the 2024 Annual Meeting of the Stockholders and until their successor is duly elected or qualified; and (ii) ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent auditor for the fiscal year ending in January 31, 2022.

The following are final voting results for the proposals considered and voted upon at the Annual Meeting, each of which is more fully described in the Company’s definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission on May 7, 2021:

Item No. 1 – Election of Class III Directors. The election of each director was approved as follows:

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTES
Thomas P. McCaffrey	2,881,326	1,881,451	2,071,047
Corbin J. Robertson, Jr.	4,732,811	29,966	2,071,047

Item No. 2 – Appointment of Independent Registered Public Accounting Firm. The appointment of Deloitte & Touche LLP was approved as follows:

FOR	AGAINST	ABSTAIN
6,402,304	425,521	5,999

No other matters were submitted for stockholder action at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KLX ENERGY SERVICES HOLDINGS, INC.

June 8, 2021	By:	/s/ Christopher J. Baker
	Name:	Christopher J. Baker
	Title:	President and Chief Executive Officer

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